EXHIBIT 10.1
                                                                    ------------

                              EMPLOYMENT AGREEMENT
                              --------------------


     This Employment Agreement ("Agreement") is made and entered into by DA CONSULTING GROUP, INC., a Texas corporation (hereinafter the "Company") and JOHN MITCHELL (hereinafter the "Employee").

     In consideration of the mutual promises set forth below and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the Company and Employee agree as follows:

     1.     EMPLOYMENT.  The  Company  employs  Employee  and  Employee  accepts
            ----------
employment  on  the  terms  and  conditions  set  forth  in  this  Agreement.

     2.     NATURE  OF  EMPLOYMENT.  Employee shall serve as President and Chief
            ----------------------
Executive Officer and have such responsibilities and authority consistent with such position as may from time to time be reasonably assigned by the Board of Directors of the Company (the "Board"). Employee shall report to the Board. Employee shall devote his full time and attention and best efforts to perform successfully his duties and advance the Company's interests. Employee shall abide by Company policies, procedures, and practices as they may exist and be in force from time to time.

     Employee agrees to execute the attached Non-Disclosure, Assignment of Developments and Non-Solicitation Agreement and the attached Separation Agreement.

     3.     LOCATION  OF EMPLOYMENT.  Employee will perform his duties primarily
            -----------------------
at the Company's offices in London, England; provided, however, that Employee will travel to the Company's Houston, Texas office on a regular basis, as reasonably requested by the Company. The Company will indemnify Employee in full for any additional tax cost incurred if, as a result of the Company's requirements, Employee becomes subject to United States tax on his world wide income. Such indemnification shall place Employee in the same net after-tax position that Employee would have been in if he had not been subject to applicable United States federal, state and local taxes.

     4.     COMPENSATION.
            ------------

          (a)     Salary.  Effective  April 4, 2000, compensation for Employee's
                  ------
services under this Agreement initially shall be One Hundred Ninety Five Thousand Pounds ( 195,000) per year, payable in equal monthly installments in arrears. The Employee's salary shall be reviewed annually by the Board (or by the Committee thereof charged with establishing executive compensation) by January 1 of each year and may be increased in the Board's (or such Committee's) discretion based on Employee's performance, provided that such salary for any year shall not be reduced below the salary for the immediately preceding year.

          (b)     Benefits.
                  --------

               (i) Employee may participate in any medical, dental, disability, life insurance, and other employee benefit plans and programs which may be made available from time to time to other Company employees at Employee's level; provided, however, that Employee's participation in such benefit plans and programs is subject to the applicable terms, conditions, and eligibility requirements of those plans and programs, some of which are within the plan administrator's discretion, as they may exist from time to time.

               (ii) Notwithstanding the preceding subparagraph (i), Employee shall be provided with (A) life insurance with a death benefit of four times his annual salary; and (B) a car allowance of 13,200 per year.

               (iii) The Company will credit each year an amount equal to five percent (5%) of Employee's annual salary to a pension fund of Employee's choice.

          (c)     Performance  Bonus.  Employee  shall  be entitled to an annual
                  ------------------
performance bonus up to an amount determined by the Company which shall be based on goals set by the Company and communicated to Employee by January 31 of the calendar year for which the bonus is potentially payable or, for any bonus payable in 2000, within 60 days of execution of the Agreement. The bonus opportunity for 2000 is One Hundred Seventeen Thousand Pounds ( 117,000). Unless otherwise agreed to in writing between the parties, the applicable bonus period for periods beginning after 2000 shall be the calendar year. The annual performance bonus shall be paid in a lump sum amount on or before March 31 of the calendar year following the calendar year for which the bonus was earned.

          (d)     Reimbursement  of  Expenses.  The  Company  shall  reimburse
                  ---------------------------
Employee for all expenses reasonably incurred by him on behalf of the Company. In addition, the Company shall reimburse Employee for all expenses incurred by him for his membership and participation in professional associations, continuing education, and maintenance of professional licenses.

     5.     TERM  OF  EMPLOYMENT.  This Agreement is effective April 4, 2000 and
            --------------------
may  be  terminated  pursuant  to  Section  6  (Termination)  below.

     6.     TERMINATION.
            -----------

          (a)     Termination  Upon Death or Permanent Disability.  In the event
                  -----------------------------------------------
that Employee dies, this Agreement shall terminate upon the Employee's death. If the Employee becomes physically or mentally disabled and thereby unable to perform his duties hereunder for a period of more than ninety (90) consecutive days or for more than one hundred twenty (120) days, in the aggregate, during any three hundred sixty-five (365) day period, the Company may terminate this Agreement. In the event of termination upon death or disability, the Employee, or his legal representatives, shall be entitled to be paid his salary and performance bonus earned pro rata to the date of termination.
                            ---  ----

          (b)     Termination  by  the  Company  for  Cause.  The  Company  may
                  -----------------------------------------
terminate Employee's employment for "Cause." For purposes of this Agreement, Cause shall mean the Employee (i) has engaged in gross negligence or willful misconduct in the performance of Employee's duties, (ii) has willfully refused without proper legal reason to perform Employee's duties and responsibilities,
(iii) has materially breached any material provision of any agreement between the Company and Employee, (iv) has materially breached any material corporate policy maintained and established by the Company that is of general applicability to the Company's executive employees, (v) has willfully engaged in conduct that Employee knows or should know is materially injurious to the Company or any of its affiliates, or (vi) has engaged in illegal conduct or any act of serious dishonesty which adversely affects, or reasonably could in the future adversely affect, the value, reliability, or performance of Employee in a material manner; provided, however, that in no event shall a termination of Employee's employment constitute a termination for Cause unless such termination is approved by at least two-thirds of the members of the Board after Employee has been given written notice by the Company of the specific reason for such termination and an opportunity for Employee, together with Employee's counsel, to be heard before the Board. Members of the Board may participate in any hearing that is required pursuant to this Section 6(b) by means of conference telephone or similar communications equipment by means of which all persons participating in the hearing can hear and speak to each other; provided, however, that at least one-half of the members of the Board shall attend the hearing in person.

     In the event of termination for Cause, the Company's obligation to compensate Employee ceases on the termination date except as to the salary and the unpaid performance bonus, if any, for the calendar year preceding the calendar year in which the termination date occurs.

          (c)     Termination  by the Company Without Cause.  This Agreement may
                  -----------------------------------------
be terminated by the Company without Cause upon ninety (90) days' written notice thereof given to Employee. Upon the delivery of notice of such termination, the Company may, in its discretion, and notwithstanding any other provision of this Agreement to the contrary, limit Employee's continuing responsibilities and access to confidential information, provided that the effective date of termination shall be a mutually-agreed date, but not earlier than the 90th day following the Company's delivery of such notice. In the event of termination by the Company without Cause:


               (i) the Company shall continue to pay Employee his then effective salary hereunder for eighteen (18) months, following the effective date of termination of employment, including 100% of any bonus paid or payable to Employee with respect to the calendar year immediately preceding termination, and continue for such period to provide other benefits as provided for hereunder on the same basis as in effect before the effective date of termination of employment, to the extent permitted by the terms of the benefit plans or arrangements pursuant to which such benefits are provided; and

               (ii) all outstanding stock options held by Employee shall become fully vested and exercisable.

          (d)     Voluntary  Termination  by Employee for Good Reason.  Employee
                  ---------------------------------------------------
may at any time voluntarily terminate this Agreement for "Good Reason" upon thirty (30) days' prior written notice to the Company. For purposes of this Agreement, Good Reason shall mean the occurrence of any of the following events:
(i) a change materially adverse to the Employee in the Employee's status, title, position, or responsibilities; (ii) the insolvency or the filing of a petition for bankruptcy of the Company; (iii) the failure of the Company to obtain an agreement, satisfactory to the Employee, from any successor or assign of the Company to assume and agree to perform this Agreement; or (iv) any material breach by the Company of this Agreement.

     In the event of voluntary termination for Good Reason the Company shall continue to pay Employee his then effective salary and all benefits hereunder for twelve (12) months, including 100% of any bonus paid or payable to Employee with respect to the calendar year immediately preceding termination, and all outstanding stock options held by Employee shall become fully vested and exercisable.

          (e)     Voluntary  Termination  by  Employee.
                  ------------------------------------

               (i)     Termination  With  One  Year's  Notice.  Employee  may
                       --------------------------------------
terminate this Agreement upon one year's prior written notice to the Company. Upon the delivery of notice of such termination, the Company may, in its discretion, and notwithstanding any other provision of this Agreement to the contrary, limit Employee's continuing responsibilities and access to confidential information, provided that the effective date of termination shall be a mutually-agreed date, but not earlier than one year following the Employee's delivery of such notice. In the event of such a termination the Company shall continue to pay Employee his then effective salary hereunder for twelve (12) months, following the effective date of termination of employment, including 100% of any bonus paid or payable to Employee with respect to the calendar year immediately preceding termination, and continue for such period to provide other benefits as provided for hereunder on the same basis as in effect before the effective date of termination of employment, to the extent permitted by the terms of the benefit plans or arrangements pursuant to which such benefits are provided.


If, after written notice of termination has been given pursuant to this Section 6(e)(i) and prior to the termination date, a termination occurs pursuant to
Section 6(a), or the Company becomes entitled to terminate the Agreement pursuant to Section 6(a) or (b), the provisions of Section 6(a) or (b) shall apply instead of this Section 6(e)(i).

               (ii)     Termination  Upon Less than One Year's Notice.  Employee
                        ---------------------------------------------
may terminate this Agreement at any time upon delivering ninety (90) days' written notice of resignation to the Company. In the event of such voluntary termination, Employee shall be entitled only to his salary and the unpaid performance bonus, if any, for the calendar year preceding the calendar year in which the termination date occurs.

     7.     COVENANT  NOT  TO  COMPETE.  Employee acknowledges that by virtue of
            --------------------------
his employment relationship, he shall have access to and control of confidential and proprietary information concerning the Company's business and that the Company's business depends, to a considerable extent, on the individual skills, efforts, and leadership of Employee. Accordingly and in consideration of the Company's commitments to Employee under this Agreement, Employee expressly covenants and agrees that during the term of this Agreement and for eighteen
(18) months following the termination of his employment (unless such termination is by the Company without Cause or by the Employee for Good Reason), Employee will not, without the prior written consent of Company:

          (a) on Employee's own or another's behalf, whether as an officer, director, stockholder, partner, associate, owner, employee, consultant or otherwise, directly or indirectly:

               (i) solicit or do business which is the same, similar to, or otherwise in competition with the business engaged in by the Company, from or with persons or entities who are clients or customers of the Company, who were clients or customers of the Company at any time during the last year of Employee's employment with the Company, or to whom the Company had made proposals for business at any time during the last year of Employee's employment with the Company; or

               (ii) offer employment to, or otherwise solicit for employment, any employee or other person who had been employed by the Company during the last year of Employee's employment with the Company;

          (b) be employed (or otherwise engaged) in a management capacity by any person or entity that directly competes with the Company.

     Employee further acknowledges that the covenants contained in this Section 7 are reasonably necessary to protect the legitimate business interests of the Company and are reasonable with respect to scope, time, and territory and are described with sufficient accuracy and definiteness to enable him to understand the scope of the restrictions imposed on him. The terms and conditions of this
Section 7 shall survive expiration or termination of this Agreement or Employee's employment and shall not be affected by any change or modification of this Agreement unless specific reference is made to this Section 7.

     It is agreed that ownership, directly or indirectly, of not more than five percent (5%) of the issued and outstanding stock of a corporation, the shares of which are regularly traded on a national securities exchange or in the over-the-counter market, shall not be deemed to be in violation of this Section 7.

     8.     REMEDIES.  Employee agrees that his breach or violation of Section 7
            --------
(Covenant Not to Compete), will result in immediate and irreparable harm to the Company for which legal remedies would be inadequate. Therefore, in addition to any legal or other relief to which the Company may be entitled, the Company may seek legal and equitable relief, including but not limited to, preliminary and permanent injunctive relief.

     9.     EMPLOYEE  REPRESENTATION.  Employee represents and warrants that his
            ------------------------
employment and obligations under this Agreement will not breach any duty or obligation he owes to another person or entity.

     10.     COMPANY  REPRESENTATION.  Company  represents  and warrants that it
             -----------------------
has no obligation which would prohibit it from entering into this Agreement or complying with its provisions and that it has the authority to enter into this Agreement.

     11.     WAIVER OF BREACH.  The Company's or Employee's waiver of any breach
             ----------------
of a provision of this Agreement shall not waive any subsequent breach by the other party.

     12.     ENTIRE AGREEMENT. This Agreement including any schedule, exhibit or
             ----------------
attachment hereto: (i) supersedes all other understandings and agreements, oral or written, between the parties with respect to the subject matter of this Agreement including any schedule, exhibit or attachment hereto; and (ii) constitutes the sole agreement between the parties with respect to this subject matter. Each party acknowledges that: (i) no representations, inducements, promises or agreements, oral or written, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement including any schedule, exhibit or attachment hereto; and (ii) no agreement, statement or promise not contained in this Agreement shall be valid. No change or modification of this Agreement shall be valid or binding upon the parties unless such change or modification is in writing and is signed by the parties.

     13.     SEVERABILITY.  If  a court of competent jurisdiction holds that any
             ------------
provision or sub-part thereof contained in this Agreement is invalid, illegal or unenforceable, that invalidity, illegality or unenforceability shall not affect any other provision in this Agreement. Additionally, if any of the provisions, clauses or phrases in Section 7 (Covenant Not to Compete) are held unenforceable by a court of competent jurisdiction, then the parties desire that they be "blue-penciled" or rewritten by the court to the extent necessary to render them enforceable.

     14.     PARTIES  BOUND.  The  terms,  provisions,  covenants and agreements
             --------------
contained in this Agreement shall apply to, be binding upon and inure to the benefit of the Company's successors and assigns; however the Company may not assign this Agreement without the Employee's prior written consent.

     15.     GOVERNING  LAW.  This  Agreement  and  the  employment relationship
             --------------
created  by  it  shall  be  governed  by  Texas  law.


     IN WITNESS WHEREOF, the parties have entered into this Agreement on the day and year written below.


                         _________________________________     ____________
                         John  Mitchell                            Date


                         DA  CONSULTING  GROUP,  INC.

                         By:______________________________     ____________